                                                                   Exhibit 10.29



                                                                       EXHIBIT A

                             REVOLVING CREDIT NOTE
                             ---------------------

$____________
                                                                Atlanta, Georgia
                                                                   June 21, 2001

          For value received, CADMUS COMMUNICATIONS CORPORATION, a Virginia corporation (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Lending Office, the principal sum of ________________ ______________________________ and No/100 Dollars ($____________), or such lesser amount as shall equal the unpaid principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          All Revolving Credit Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of June 21, 2001 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, N.A., as Agent, Bank of America, N.A., as Documentation Agent, and First Union National Bank, as Syndication Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

          The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

          The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                         CADMUS COMMUNICATIONS CORPORATION

                         By: ___________________________________________  (SEAL)
                             David E. Bosher, Senior Vice President and CFO





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

                         Revolving Credit Note (cont'd)
                REVOLVING CREDIT LOANS AND PAYMENTS OF PRINCIPAL
______________________________________________________________________________

                                                   Amount of
              Type of    Interest     Amount of    Principal     Maturity      Notation
     Date     Loan/1/      Rate         Loan        Repaid         Date         Made By
  ----------  --------   ----------  ------------  -----------   ---------     ---------

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
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/1/  i.e., a Base Rate, or Euro-Dollar Loan.



                                      A-3